Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE 3Q 2014 October 21, 2014

AMERICAN CAMPUS COMMUNITIES | TABLE OF CONTENTS Financial Highlights 1Consolidated Balance Sheets 2Consolidated Statements of Comprehensive Income 3Consolidated Statements of Funds from Operations 4Wholly-owned Properties Results of Operations 5Seasonality of Operations 6Portfolio Overview 7Portfolio Overview - Detail by Property 8Owned Development Update 13Third-party Development Update 14Management Services Update 15Capital Structure 16Definitions 17Investor Information 19

FINANCIAL HIGHLIGHTS

$ in thousands, except share and per share data

Operating Data	Three Months Ended September 30,				Nine Months Ended September 30,			
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Total revenues	$ 181,936	$ 158,394	$ 23,542	14.9%	$ 537,096	$ 474,768	$ 62,328	13.1%
Operating income	21,231	15,101	6,130	40.6%	104,659	82,785	21,874	26.4%
Net (loss) income attributable to ACC[1]	(5,847)	47,176	(53,023)	-112.4%	35,989	76,815	(40,826)	-53.1%
Net (loss) income per share - basic	(0.06)	0.45			0.34	0.73		
Net (loss) income per share - diluted	(0.06)	0.45			0.33	0.72		
Funds From Operations ("FFO")	45,688	39,906	5,782	14.5%	181,095	163,961	17,134	10.5%
FFO per share—diluted	0.43	0.37	0.06	16.2%	1.69	1.54	0.15	9.7%
Funds From Operations - Modified ("FFOM")	46,535	41,530	5,005	12.1%	179,800	166,183	13,617	8.2%
FFOM per share—diluted	0.44	0.39	0.05	12.8%	1.68	1.56	0.12	7.7%

Market Capitalization and Unsecured Notes Covenants	September 30, 2014	December 31, 2013
Debt to total market capitalization[2]	42.3%	43.7%
Net debt to EBITDA	7.6x	7.5x
Unencumbered asset value to total asset value	62.6%	55.8%
Total debt to total asset value	44.4%	43.4%
Secured debt to total asset value	20.6%	24.7%
Unencumbered asset value to unsecured debt	262.0%	298.5%
Interest coverage[3]	3.3x	3.3x

1. Excluding gains and losses from property dispositions and impairment charges, net loss attributable to ACC for the three months ended September 30, 2014 and 2013 would have been $3.4 million and $5.7 million, respectively. Excluding gains and losses from property dispositions and impairment charges, net income attributable to ACC for the nine months ended September 30, 2014 and 2013 would have been $35.6 million and $24.0 million, respectively.
2. Market capitalization is calculated based on a common share price of $36.45 and $32.21 as of September 30, 2014 and December 31, 2013, respectively, and fully diluted common shares totaling 107,020,059 and 106,727,855 as of September 30, 2014 and December 31, 2013, respectively.
3. Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") and Adjusted Interest Expense of $373.7 million and $113.8 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $15.5 million and $6.9 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $8.6 million of interest capitalized for GAAP purposes and excludes $13.0 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions.

AMERICAN CAMPUS COMMUNITIES | 1

CONSOLIDATED BALANCE SHEETS

$ in thousands

	September 30, 2014 (unaudited)	December 31, 2013
Assets		
Investments in real estate:		
Wholly-owned properties, net	$ 5,356,617	$ 5,199,008
Wholly-owned property held for sale	-	14,408
On-campus participating properties, net	95,393	73,456
Investments in real estate, net	5,452,010	5,286,872
Cash and cash equivalents	19,412	38,751
Restricted cash	31,338	35,451
Student contracts receivable, net	14,660	9,238
Other assets[1]	236,441	227,728
Total assets	**$ 5,753,861**	**$ 5,598,040**
Liabilities and equity		
Liabilities:		
Secured mortgage, construction and bond debt	$ 1,387,581	$ 1,507,216
Secured agency facility	-	87,750
Unsecured notes	798,264	398,721
Unsecured term loans	600,000	600,000
Unsecured revolving credit facility	138,500	150,700
Accounts payable and accrued expenses	73,596	65,088
Other liabilities[2]	155,386	110,036
Total liabilities	3,153,327	2,919,511
Redeemable noncontrolling interests	50,937	47,964
Equity:		
American Campus Communities, Inc. and Subsidiaries stockholders' equity:		
Common stock	1,044	1,043
Additional paid in capital	3,022,686	3,017,631
Accumulated earnings and dividends	(474,659)	(392,338)
Accumulated other comprehensive loss	(5,114)	(1,435)
Total American Campus Communities, Inc. and Subsidiaries stockholders' equity	2,543,957	2,624,901
Noncontrolling interests - partially owned properties	5,640	5,664
Total equity	2,549,597	2,630,565
Total liabilities and equity	**$ 5,753,861**	**$ 5,598,040**

1. Other assets include approximately $25.5 million related to net deferred financing costs and the net value of in-place leases.
2. Other liabilities include approximately $83.1 million in deferred revenue and fee income.

AMERICAN CAMPUS COMMUNITIES | 2

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Unaudited, $ in thousands, except share and per share data

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2014	2013	$ Change	2014	2013	$ Change
Revenues						
Wholly-owned properties	$ 171,816	$ 150,031	$ 21,785	$ 506,822	$ 447,904	$ 58,918
On-campus participating properties	5,786	5,066	720	18,709	17,871	838
Third-party development services	1,856	622	1,234	3,624	1,656	1,968
Third-party management services	1,769	1,792	(23)	5,751	5,425	326
Resident services	709	883	(174)	2,190	1,912	278
Total revenues	**181,936**	**158,394**	**23,542**	**537,096**	**474,768**	**62,328**
Operating expenses						
Wholly-owned properties	98,232	86,838	11,394	250,074	221,817	28,257
On-campus participating properties	3,003	3,021	(18)	8,265	8,454	(189)
Third-party development and management services	2,881	3,058	(177)	8,387	7,786	601
General and administrative	4,807	3,934	873	14,159	12,366	1,793
Depreciation and amortization	49,576	45,056	4,520	146,201	137,811	8,390
Ground/facility leases	2,206	1,386	820	5,351	3,749	1,602
Total operating expenses	**160,705**	**143,293**	**17,412**	**432,437**	**391,983**	**40,454**
Operating income	**21,231**	**15,101**	**6,130**	**104,659**	**82,785**	**21,874**
Nonoperating income and (expenses)						
Interest income	1,055	792	263	3,123	2,165	958
Interest expense	(23,794)	(19,584)	(4,210)	(65,873)	(56,364)	(9,509)
Amortization of deferred financing costs	(1,543)	(1,410)	(133)	(4,503)	(4,134)	(369)
Loss from disposition of real estate[1]	(67)	-	(67)	(67)	-	(67)
Other nonoperating (expense) income	(2,377)	134	(2,511)	(2,377)	(2,666)	289
Total nonoperating expenses	**(26,726)**	**(20,068)**	**(6,658)**	**(69,697)**	**(60,999)**	**(8,698)**
(Loss) income before income taxes and discontinued operations	(5,495)	(4,967)	(528)	34,962	21,786	13,176
Income tax provision	(290)	(255)	(35)	(869)	(765)	(104)
(Loss) income from continuing operations	**(5,785)**	**(5,222)**	**(563)**	**34,093**	**21,021**	**13,072**
Discontinued operations[2]						
Income (loss) attributable to discontinued operations	-	223	(223)	(123)	5,027	(5,150)
Gain from disposition of real estate	-	52,831	(52,831)	2,843	52,831	(49,988)
Total discontinued operations	**-**	**53,054**	**(53,054)**	**2,720**	**57,858**	**(55,138)**
Net (loss) income	**(5,785)**	**47,832**	**(53,617)**	**36,813**	**78,879**	**(42,066)**
Net income attributable to noncontrolling interests	(62)	(656)	594	(824)	(2,064)	1,240
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	**$ (5,847)**	**$ 47,176**	**$ (53,023)**	**$ 35,989**	**$ 76,815**	**$ (40,826)**
Other comprehensive income (loss)						
Change in fair value of interest rate swaps	2,073	(1,163)	3,236	(3,797)	4,451	(8,248)
Comprehensive (loss) income	**$ (3,774)**	**$ 46,013**	**$ (49,787)**	**$ 32,192**	**$ 81,266**	**$ (49,074)**
Net (loss) income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders						
Basic	**$ (0.06)**	**$ 0.45**		**$ 0.34**	**$ 0.73**	
Diluted	**$ (0.06)**	**$ 0.45**		**$ 0.33**	**$ 0.72**	
Weighted-average common shares outstanding						
Basic	**104,968,616**	**104,781,431**		**104,903,344**	**104,752,982**	
Diluted	**104,968,616**	**104,781,431**		**105,605,755**	**105,381,053**	

1. Represents a loss from the sale of a wholly-owned property (The Enclave) in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income.
2. The operations for any properties sold during 2013, along with any properties sold in 2014 that were classified as held for sale as of December 31, 2013, are not subject to the new accounting guidance for discontinued operations and have been presented in discontinued operations in the consolidated statements of comprehensive income. We sold Hawks Landing in February 2014 but will continue to present the operations of the property and the resulting gain from disposition in discontinued operations because the property was classified as held for sale in our consolidated financial statements for the year ended December 31, 2013.

AMERICAN CAMPUS COMMUNITIES | 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

Unaudited, $ in thousands, except share and per share data

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Three Months $ Change	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013	Nine Months $ Change
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	$ (5,847)	$ 47,176	$ (53,023)	$ 35,989	$ 76,815	$ (40,826)
Noncontrolling interests[1]	62	656	(594)	824	1,273	(449)
Loss (gain) from disposition of real estate	67	(52,831)	52,898	(2,776)	(52,831)	50,055
Elimination of provision for asset impairment - wholly-owned property[2]	2,377	-	2,377	2,377	-	2,377
Real estate related depreciation and amortization	49,029	44,905	4,124	144,681	138,704	5,977
Funds from operations ("FFO")	**45,688**	**39,906**	**5,782**	**181,095**	**163,961**	**17,134**
Elimination of operations of on-campus participating properties						
Net loss (income) from on-campus participating properties	749	1,002	(253)	(1,242)	(493)	(749)
Amortization of investment in on-campus participating properties	(1,548)	(1,197)	(351)	(3,988)	(3,553)	(435)
	44,889	39,711	5,178	175,865	159,915	15,950
Modifications to reflect operational performance of on-campus participating properties						
Our share of net cash flow[3]	1,070	627	443	2,347	1,686	661
Management fees	257	242	15	841	832	9
On-campus participating properties development fees[4]	642	950	(308)	1,070	950	120
Impact of on-campus participating properties	1,969	1,819	150	4,258	3,468	790
Impact of University Walk (pre-sale arrangement)[5]	(323)	-	(323)	(323)	-	(323)
Non-cash litigation settlement expense[6]	-	-	-	-	2,800	(2,800)
Funds from operations-modified ("FFOM")	**$ 46,535**	**$ 41,530**	**$ 5,005**	**$ 179,800**	**$ 166,183**	**$ 13,617**
FFO per share - diluted	**$ 0.43**	**$ 0.37**		**$ 1.69**	**$ 1.54**	
FFOM per share - diluted	**$ 0.44**	**$ 0.39**		**$ 1.68**	**$ 1.56**	
Weighted average common shares outstanding - diluted	**106,974,047**	**106,639,825**		**106,940,665**	**106,629,998**	

1. For the nine months ended September 30, 2013, excludes $0.8 million of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. Effective July 1, 2013, the company acquired the noncontrolling partner's interest and now owns 100% of the property.
2. For the three and nine months ended September 30, 2014, represents an impairment charge recorded for The Enclave, a property that was sold in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties will no longer qualify as discontinued operations. As a result, this impairment charge is included in other nonoperating expense in the consolidated statements of comprehensive income (refer to page 3).
3. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods, which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page 3).
4. Represents development and construction management fees related to the West Virginia University on-campus participating property, which completed construction in August 2014. Although the company is including this project in its consolidated financial statements for accounting purposes, similar to our other on-campus participating properties, we view the economic benefit of such properties as limited to the development/construction management fees, property management fees and the 50% share of net cash flow that we receive. As such, for purposes of calculating FFOM, we are recognizing the fees received for this project similar to other third-party development projects.
5. University Walk is a property subject to a pre-sale arrangement that we did not own as of September 30, 2014 but are obligated to purchase as long as the developer meets certain construction deadlines and closing conditions. The property opened for operations in August and we anticipate closing on the purchase of the property in the fourth quarter 2014. The property is consolidated for financial reporting purposes but we do not benefit from the net cash flow from operations prior to our purchase. As a result, we have excluded the operations of this property from FFOM.
6. On April 22, 2013, the company acquired a note and subrogation rights from National Public Finance Guarantee Corporation (formerly known as MBIA Insurance Corp. of Illinois) for an aggregate of $52.8 million, which are secured by a lien on, and the cash flows from, two student housing properties in close proximity to the University of Central Florida and currently under a ground lease with the UCF Foundation. The instruments carry an interest rate of 5.123 percent. The acquisition facilitated the settlement of litigation related to a third-party management agreement for the properties with a GMH entity that was acquired by the company's 2008 merger with GMH. The acquisition resulted in a non-cash settlement charge of $2.8 million to reflect the fair market valuation of the instruments. Management believes it is appropriate to exclude this non-cash charge from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented.

AMERICAN CAMPUS COMMUNITIES | 4

WHOLLY-OWNED PROPERTIES RESULTS OF OPERATIONS[1]

$ in thousands

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Wholly-owned properties revenues								
Same store properties	$ 151,917	$ 144,842	$ 7,075	**4.9%**	$ 451,579	$ 442,419	$ 9,160	**2.1%**
New properties	20,260	5,633	14,627		56,228	6,063	50,165	
Sold properties[2]	348	439	(91)		1,205	1,334	(129)	
Total revenues[3]	**$ 172,525**	**$ 150,914**	**$ 21,611**	**14.3%**	**$ 509,012**	**$ 449,816**	**$ 59,196**	**13.2%**
Wholly-owned properties operating expenses								
Same store properties	$ 86,615	$ 83,024	$ 3,591	**4.3%**	$ 222,021	$ 217,311	$ 4,710	**2.2%**
New properties	11,296	3,406	7,890		27,160	3,547	23,613	
Sold properties[2]	321	408	(87)		893	959	(66)	
Total operating expenses	**$ 98,232**	**$ 86,838**	**$ 11,394**	**13.1%**	**$ 250,074**	**$ 221,817**	**$ 28,257**	**12.7%**
Wholly-owned properties net operating income								
Same store properties	$ 65,302	$ 61,818	$ 3,484	**5.6%**	$ 229,558	$ 225,108	$ 4,450	**2.0%**
New properties	8,964	2,227	6,737		29,068	2,516	26,552	
Sold properties[2]	27	31	(4)		312	375	(63)	
Total net operating income	**$ 74,293**	**$ 64,076**	**$ 10,217**	**15.9%**	**$ 258,938**	**$ 227,999**	**$ 30,939**	**13.6%**

Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented. The third quarter same store grouping includes properties purchased or developed prior to July 1, 2013. The year-to-date same store grouping includes properties purchased or developed prior to January 1, 2013.

1. Excludes (1) Hawks Landing – sold in February 2014, (2) University Mills - sold in November 2013, (3) Campus Ridge - sold in October 2013 and (4) State College Park, University Pines, Northgate Lakes, and The Village at Blacksburg - sold in July 2013. These sold properties are classified within discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Includes The Enclave, a 120-unit, 480-bed wholly-owned property that was sold in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income (refer to page 3).
3. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.

AMERICAN CAMPUS COMMUNITIES | 5

SEASONALITY OF OPERATIONS[1]

$ in thousands, except for per bed amounts

	Three Months Ended					
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	Total/Weighted Average-Last 12 Months
2014 annual same store properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 554	$ 592	$ 590	$ 582	$ 585	$ 587
Other income per occupied bed per month[2]	63	43	45	48	64	50
Total revenue per occupied bed	**$ 617**	**$ 635**	**$ 635**	**$ 630**	**$ 649**	**$ 637**
Average number of owned beds	83,057	83,057	83,057	83,057	83,038 [3]	83,052
Average physical occupancy for the quarter	94.2%	96.8%	96.8%	93.3%	94.0%	95.2%
Total revenue	$ 144,842	$ 153,191	$ 153,253	$ 146,409	$ 151,917	$ 604,770
Property operating expenses	83,024	66,019	67,439	68,014	86,615	288,087
Net operating income	$ 61,818	$ 87,172	$ 85,814	$ 78,395	$ 65,302	$ 316,683
Operating margin	*42.7%*	*56.9%*	*56.0%*	*53.5%*	*43.0%*	*52.4%*
2014 new properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 697	$ 755	$ 760	$ 745	$ 698	$ 738
Other income per occupied bed per month[2]	58	75	101	150	141	116
Total revenue per occupied bed	**$ 755**	**$ 830**	**$ 861**	**$ 895**	**$ 839**	**$ 854**
Average number of owned beds	3,297	7,284	7,670	7,574	9,029	7,889
Average physical occupancy for the quarter	75.4%	97.4%	96.6%	82.8%	89.1%	91.3%
Total revenue	$ 5,633	$ 17,680	$ 19,135	$ 16,833	$ 20,260	$ 73,908
Property operating expenses	3,406	8,677	8,064	7,753	11,296	35,790
Net operating income	$ 2,227	$ 9,003	$ 11,071	$ 9,080	$ 8,964	$ 38,118
Operating margin	*39.5%*	*50.9%*	*57.9%*	*53.9%*	*44.2%*	*51.6%*
ALL PROPERTIES						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 559	$ 605	$ 605	$ 594	$ 595	$ 600
Other income per occupied bed per month[2]	63	46	50	55	71	55
Total revenue per occupied bed	**$ 622**	**$ 651**	**$ 655**	**$ 649**	**$ 666**	**$ 655**
Average number of owned beds	86,354	90,341	90,727	90,631	92,067	90,941
Average physical occupancy for the quarter	93.5%	96.8%	96.7%	92.5%	93.5%	94.9%
Total revenue	$ 150,475	$ 170,871	$ 172,388	$ 163,242	$ 172,177	$ 678,678
Property operating expenses	86,430	74,696	75,503	75,767	97,911	323,877
Net operating income	$ 64,045	$ 96,175	$ 96,885	$ 87,475	$ 74,266	$ 354,801
Operating margin	*42.6%*	*56.3%*	*56.2%*	*53.6%*	*43.1%*	*52.3%*
2014 sold properties[4]						
Total revenue	$ 439	$ 430	$ 435	$ 422	$ 348	$ 1,635
Property operating expenses	408	281	305	267	321	1,174
Net operating income	$ 31	$ 149	$ 130	$ 155	$ 27	$ 461

Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2013 (i.e. properties purchased or developed on or prior to December 31, 2012.)

1. Excludes sold properties with the exception of The Enclave which was sold in September 2014 and is discussed in more detail below (note 3). All such properties are included in discontinued operations on the consolidated statements of comprehensive income (refer to page 3).
2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
3. The decrease in average number of owned beds from prior quarters is due to a fire that damaged 32 beds at one of our properties which are anticipated to be available for occupancy in 2015.
4. Includes The Enclave, a 480-bed wholly owned property that was sold in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income (refer to page 3).

AMERICAN CAMPUS COMMUNITIES | 6

PORTFOLIO OVERVIEW

Wholly-owned properties – summary

Property Type	Design Units[1]	Design Beds[1]	Physical Occupancy at September 30, 2014	Physical Occupancy at September 30, 2013	Occupancy Change	Fall 2014 Final Rental Rate Change	Revenue Change	Rental Revenue per Occupied Bed for Academic Year[2] 2014/2015	Rental Revenue per Occupied Bed for Academic Year[2] 2013/2014
Q4 2014 Same Store Wholly-owned Properties	28,386	88,253	97.5%	96.8%	0.7%	2.1%	2.8%	$ 617	$ 604
New Wholly-owned Properties	1,879	5,656	98.6%	n/a	n/a	n/a	n/a	$ 673	n/a
Total - Wholly-owned Properties	30,265	93,909	97.5%	n/a	n/a	n/a	n/a	$ 620	n/a
On Campus Participating Properties[3]	2,087	5,086	99.3%	98.4%	0.9%				

Note: The same store grouping presented above represents properties that will be classified as same store properties during the fourth quarter 2014 (the first full quarter of operations in the 2014/2015 academic year.) This same store grouping is presented for purposes of disclosing the final leasing results for the 2014/2015 academic year, which will have a significant effect on our results of operations for the year ended December 31, 2015. The fourth quarter 2014 same store grouping includes the annual 2014 same store properties, plus an additional 9 properties and an additional phase at an existing property containing 5,228 beds that completed construction or were acquired in the second or third quarter 2013. The same store grouping does not include The Enclave, a 480-bed property that was sold in September 2014.

1. Excludes 8 design units and 32 design beds from The Edge in Charlotte, NC, which incurred property damage resulting from a fire in July 2014. The 32 beds damaged by the fire are currently being rebuilt and are anticipated to be available for occupancy in 2015.
2. Represents average rental revenue per occupied bed for the academic years presented.
3. Includes College Park, a 224-unit, 567-bed on-campus participating property that commenced operations in August 2014 and serves students attending West Virginia University, which was 97.7 percent occupied at September 30, 2014.

AMERICAN CAMPUS COMMUNITIES | 7

PORTFOLIO OVERVIEW

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater

	Property	Design Units	Design Beds	Physical Occupancy at September 30, 2014	Physical Occupancy at September 30, 2013	Fall 2014 Final Rental Rate Change
1.	University Crossings-Philadelphia, PA (ACE)®	260	1,016	97.8%	99.3%	16.2%
2.	601 Copeland-Tallahassee, FL	81	283	99.3%	99.3%	13.7%
3.	U Club on Woodward-Tallahassee, FL	112	448	99.1%	99.1%	7.3%
4.	The Highlands-Reno, NV	216	732	100.0%	99.7%	6.6%
5.	7th Street Station-Corvallis, OR	82	309	98.7%	100.0%	6.3%
6-7.	Vintage and Texan West Campus-Austin, TX	124	311	99.4%	98.7%	6.2%
8.	26 West-Austin, TX	367	1,026	99.4%	99.5%	5.6%
9.	Chestnut Square-Philadelphia, PA (ACE)	220	861	99.7%	99.3%	5.6%
10.	The Callaway House Austin & The Penthouse at Callaway-Austin, TX	219	753	99.5%	99.5%	5.0%
11.	The Suites-Flagstaff, AZ (ACE)	275	550	99.6%	99.5%	4.8%
12.	University Heights-Birmingham, AL	176	528	98.9%	99.4%	4.7%
13.	Avalon Heights-Tampa Bay, FL	210	754	100.0%	100.0%	4.6%
14.	2nd Avenue Centre-Gainesville, FL	274	868	99.4%	99.5%	4.6%
15.	U Club Cottages-Baton Rouge, LA	105	308	99.0%	99.0%	4.4%
16.	Lofts54-Champaign, IL	43	172	100.0%	100.0%	4.2%
17.	The Province-Tampa, FL	287	947	100.0%	99.6%	4.2%
18.	West 27th Place-Los Angeles, CA	161	475	104.0%	104.0%	4.0%
19.	University Pointe at College Station-Portland, OR (ACE)	282	978	99.2%	98.8%	4.0%
20.	University Heights-Knoxville, TN	204	636	98.9%	98.9%	4.0%
21.	U Club on Frey-Kennesaw, GA	114	456	99.1%	98.7%	3.9%
22-23.	Willowtree Apartments and Towers-Ann Arbor, MI	473	851	99.3%	99.3%	3.9%
24.	The Edge-Charlotte, NC[1]	172	688	99.4%	99.4%	3.8%
25.	University Oaks-Columbia, SC	181	662	99.1%	99.1%	3.7%
26.	U Club Townhomes on Marion Pugh-College Station, TX	160	640	99.4%	99.4%	3.7%
27.	The Cottages of Durham-Durham, NH	141	619	99.0%	98.1%	3.5%
28.	Villas on Rensch-Amherst, NY	153	610	99.0%	99.0%	3.4%
29.	The Callaway House-College Station, TX	173	538	104.1%	103.9%	3.4%
30.	University Village at Boulder Creek-Boulder, CO	82	309	98.7%	98.7%	3.4%
31.	The Townhomes at Newtown Crossing-Lexington, KY	152	608	97.0%	99.0%	3.3%
32.	University Edge-Kent, OH	201	608	99.0%	99.3%	3.3%
33.	City Parc at Fry Street-Denton, TX	136	418	98.3%	98.3%	3.3%
34.	The Cottages of Baton Rouge-Baton Rouge, LA	382	1,290	95.3%	98.8%	3.2%
35-37.	University Village-Tallahassee, FL	217	716	98.6%	99.4%	3.1%
38.	Hilltop Townhomes-Flagstaff, AZ (ACE)	144	576	99.3%	99.3%	3.1%
39.	Villas on Sycamore-Huntsville, TX	170	680	99.4%	99.4%	3.0%
40.	University View-Prairie View, TX (ACE)	96	336	100.0%	100.0%	2.9%
41.	Garnet River Walk-West Columbia, SC	170	476	98.7%	98.7%	2.8%
42.	Villas at Chestnut Ridge-Amherst, NY	196	552	99.3%	99.1%	2.7%
43.	Landmark-Ann Arbor, MI	173	606	99.3%	98.8%	2.6%
44.	Nittany Crossing-State College, PA	204	684	99.4%	98.8%	2.6%
45.	Tower at Third-Champaign, IL	188	375	99.5%	98.4%	2.5%
46.	Sunnyside Commons-Morgantown, WV	68	161	100.6%	100.6%	2.5%

1. Excludes 8 design units and 32 design beds from The Edge in Charlotte, NC, which incurred property damage resulting from a fire in July 2014. The 32 beds damaged by the fire are currently being rebuilt and are anticipated to be available for occupancy in 2015.

AMERICAN CAMPUS COMMUNITIES | 8

PORTFOLIO OVERVIEW

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater, continued

	Property	Design Units	Design Beds	Physical Occupancy at September 30, 2014	Physical Occupancy at September 30, 2013	Fall 2014 Final Rental Rate Change
47.	Grindstone Canyon-Columbia, MO	201	384	99.2%	99.5%	2.5%
48.	Campustown-Ames, IA	452	1,217	99.8%	99.8%	2.4%
49.	Burbank Commons-Baton Rouge, LA	134	532	98.9%	98.9%	2.4%
50.	Chauncey Square-West Lafayette, IN	158	386	95.9%	99.0%	2.4%
51.	University Village at Sweethome-Amherst, NY	269	828	100.0%	99.6%	2.3%
52.	University Crescent-Baton Rouge, LA	192	612	99.5%	98.5%	2.3%
53.	Forest Village and Woodlake-Columbia, MO	352	704	98.9%	98.9%	2.2%
54.	University Village Northwest-Prairie View, TX (ACE)	36	144	100.0%	100.0%	2.2%
55.	The Province-Rochester, NY	336	816	101.2%	100.7%	2.1%
56.	Aggie Station-Bryan, TX	156	450	100.0%	100.0%	2.1%
57.	University Gables-Murfreesboro, TN	168	648	99.1%	98.5%	2.1%
58.	University Village-Sacramento, CA	250	394	107.4%	102.5%	2.0%
59.	Raiders Crossing-Murfreesboro, TN	96	276	98.9%	98.9%	2.0%
60.	University Commons-Minneapolis, MN	164	480	115.4%	115.8%	2.0%
61.	The Province-Louisville, KY	366	858	98.0%	99.1%	1.7%
62.	Campus Edge on UTA Boulevard-Arlington, TX	128	488	100.0%	99.6%	1.7%
63.	Callaway Villas-College Station, TX	236	704	99.3%	99.7%	1.7%
64-66.	The Summit & Jacob Heights-Mankato, MN	258	930	98.4%	98.2%	1.5%
67.	Olde Towne University Square-Toledo, OH	224	550	100.0%	100.2%	1.5%
68.	Lions Crossing-State College, PA	204	696	99.4%	98.6%	1.5%
69.	University Greens-Norman, OK	156	516	98.8%	99.0%	1.2%
70.	Stone Gate-Harrisonburg, VA	168	672	98.8%	99.1%	1.2%
71.	The Varsity-College Park, MD	258	901	99.4%	99.4%	0.9%
72.	Sanctuary Lofts-San Marcos, TX	201	487	93.4%	98.2%	0.9%
73.	The View-Lincoln, NE	157	590	98.5%	100.0%	0.7%
74.	Union-Waco, TX	54	120	97.5%	98.3%	0.3%
75.	University Walk-Charlotte, NC	120	480	99.2%	99.0%	0.2%
76.	University Club Apartments-Gainesville, FL	94	376	98.9%	98.9%	0.0%
77.	Newtown Crossing-Lexington, KY	356	942	96.5%	99.2%	-0.1%
78.	The Estates-Gainesville, FL	396	1,044	95.4%	98.9%	-0.1%
79.	Campus Trails-Starkville, MS	156	480	98.5%	98.3%	-0.2%
80.	Peninsular Place-Ypsilanti, MI	183	478	99.0%	99.0%	-0.3%
81.	GrandMarc Seven Corners-Minneapolis, MN	186	440	119.8%	119.8%	-1.2%
82.	Campus Corner-Bloomington, IN	254	796	95.2%	99.1%	-2.1%
83.	The Outpost-San Marcos, TX	162	486	95.9%	99.2%	-2.1%
84.	The Edge-Orlando, FL	306	930	99.2%	98.9%	-3.0%
85.	The Village at Science Drive-Orlando, FL	192	732	99.5%	98.0%	-3.7%
86.	Royal Lexington-Lexington, KY	94	364	98.9%	100.0%	-4.9%
87.	The Village at Alafaya Club-Orlando, FL	228	839	99.5%	98.7%	-5.2%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy of 98% or Greater	**15,945**	**49,184**	**99.3%**	**99.6%**	**2.8%**

AMERICAN CAMPUS COMMUNITIES | 9

PORTFOLIO OVERVIEW

Q4 2014 same store properties with final fall 2013 occupancy between 95% and 98%

	Property	Design Units	Design Beds	Physical Occupancy at September 30, 2014	2013	Fall 2014 Final Rental Rate Change
1.	University Village-Philadelphia, PA	220	749	88.3%	96.9%	6.3%
2.	The Lofts at Capital Garage-Richmond, VA	36	144	100.0%	97.2%	4.5%
3.	University Manor-Greenville, NC	168	600	98.7%	97.3%	4.3%
4.	RAMZ Apts on Broad-Richmond, VA	88	172	97.7%	96.5%	3.8%
5.	Royal Village-Gainesville, FL	118	448	97.8%	97.8%	3.7%
6.	Manzanita-Tempe, AZ (ACE)	241	816	97.2%	96.7%	3.6%
7.	River Mill-Athens, GA	243	461	97.6%	96.7%	3.5%
8.	Barrett Honors College-Tempe, AZ (ACE)	604	1,721	97.9%	97.7%	3.1%
9.	Bishops Square-San Marcos, TX	134	315	98.1%	97.1%	3.0%
10.	Abbott Place-East Lansing, MI	222	654	99.4%	97.9%	2.6%
11.	Aztec Corner-San Diego, CA	180	606	98.5%	97.9%	2.5%
12.	The Woods at Greenland-Murfreesboro, TN	78	276	97.8%	97.8%	2.4%
13.	25Twenty-Lubbock, TX	249	562	99.3%	95.6%	2.3%
14.	309 Green-Champaign, IL	110	416	98.8%	97.1%	2.3%
15.	922 Place-Tempe, AZ	132	468	99.1%	95.1%	2.1%
16.	Uptown Apartments-Denton, TX	180	528	98.5%	95.1%	1.9%
17-18.	5 Twenty Four & 5 Twenty Five Angliana-Lexington, KY	376	1,060	95.7%	96.2%	1.7%
19.	The Centre-Kalamazoo, MI	232	700	98.7%	96.9%	1.6%
20.	The Cottages of Columbia-Columbia, MO	145	513	90.1%	97.3%	1.2%
21.	Chapel View-Chapel Hill, NC	224	358	91.9%	97.2%	1.1%
22.	Chapel Ridge-Chapel Hill, NC	180	544	94.3%	96.5%	0.7%
23.	Casas del Rio-Albuquerque, NM (ACE)	283	1,028	83.0%	95.3%	-0.4%
24-25.	Vista del Sol-Tempe, AZ (ACE)	717	2,266	98.6%	96.6%	-0.5%
26-27.	University Club Townhomes-Tallahassee, FL	216	736	90.6%	96.3%	-1.5%
28.	Eagles Trail-Hattiesburg, MS	216	792	95.3%	97.7%	-1.8%
29.	The Club-Athens, GA	120	480	97.5%	95.0%	-4.6%
30.	University Place-Charlottesville, VA	144	528	97.3%	95.3%	-4.8%
31.	University Meadows-Mt. Pleasant, MI	184	616	94.3%	97.7%	-5.0%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Between 95% and 98%	**6,040**	**18,557**	**95.9%**	**96.7%**	**1.6%**

AMERICAN CAMPUS COMMUNITIES | 10

PORTFOLIO OVERVIEW

Q4 2014 same store properties with final fall 2013 occupancy less than 95%

AMERICAN CAMPUS COMMUNITIES

	Property	Design Units	Design Beds	Physical Occupancy at September 30, 2014	Physical Occupancy at September 30, 2013	Fall 2014 Final Rental Rate Change
1.	University Centre-Newark, NJ	234	838	75.8%	88.3%	11.9%
2.	The Castilian-Austin, TX	371	623	86.4%	71.6%	7.6%
3.	Casa de Oro-Glendale, AZ (ACE)	109	365	81.6%	58.9%	2.8%
4.	The Block-Austin, TX	669	1,555	98.4%	94.5%	2.1%
5.	Campus Edge-Harrisonburg, VA	132	528	81.1%	81.4%	2.0%
6.	The Village on Sixth Avenue-Huntington, WV	248	752	97.3%	94.4%	1.6%
7.	The Province-Greensboro, NC	219	696	98.6%	88.4%	1.5%
8.	Lakeside Apartments-Athens, GA	244	776	98.2%	91.5%	1.4%
9.	The Village at Overton Park-Lubbock, TX	163	612	98.0%	93.3%	1.3%
10.	U Pointe Kennesaw-Kennesaw, GA	216	795	99.0%	89.1%	0.7%
11.	Pirates Place Townhomes-Greenville, NC	144	528	95.8%	93.4%	0.6%
12.	University Pointe-Lubbock, TX	204	682	99.0%	91.8%	0.5%
13.	Raiders Pass-Lubbock, TX	264	828	99.5%	94.6%	0.5%
14.	U Club Townhomes at Overton Park-Lubbock, TX	112	448	99.1%	92.0%	0.5%
15.	The Retreat-San Marcos, TX	187	780	94.6%	92.7%	0.5%
16.	University Trails-Lubbock, TX	240	684	99.0%	93.3%	0.3%
17.	Icon Plaza-Los Angeles, CA	56	253	97.2%	92.5%	-0.3%
18.	Lobo Village-Albuquerque, NM (ACE)	216	864	98.7%	89.7%	-0.8%
19.	Campus Way-Tuscaloosa, AL	194	680	98.7%	94.4%	-0.9%
20.	Blanton Common-Valdosta, GA	276	860	88.7%	93.7%	-1.0%
21.	South View-Harrisonburg, VA	240	960	97.7%	93.0%	-1.4%
22-23.	College Club Townhomes-Tallahassee, FL	136	544	85.7%	89.3%	-2.0%
24.	University Village-Fresno, CA	105	406	99.0%	94.8%	-2.1%
25.	Campustown Rentals-Champaign, IL	280	766	93.2%	74.0%	-2.5%
26.	The Lodges of East Lansing-East Lansing, MI	364	1,049	98.9%	92.8%	-2.8%
27.	The Province-Dayton, OH	200	657	92.1%	92.2%	-2.8%
28.	Entrada Real-Tucson, AZ	98	363	98.9%	84.3%	-3.2%
29.	The Outpost-San Antonio, TX	276	828	93.0%	91.8%	-4.0%
30.	Villas at Babcock-San Antonio, TX	204	792	88.4%	91.7%	-8.4%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Less than 95%	**6,401**	**20,512**	**94.5%**	**89.9%**	**0.8%**
	Total - Q4 2014 Same Store Properties	**28,386**	**88,253**	**97.5%**	**96.8%**	**2.1%**

AMERICAN CAMPUS COMMUNITIES | 11

PORTFOLIO OVERVIEW
New wholly-owned properties

	Property	Design Units	Design Beds	Physical Occupancy at September 30, 2014
1.	Park Point-Rochester, NY	300	924	102.7%
2.	Cardinal Towne-Louisville, KY	255	545	98.5%
3.	U Centre at Fry Street-Denton, TX	194	614	95.4%
	Subtotal - 2013 Acquisitions	**749**	**2,083**	**99.5%**
1.	The Suites Phase II-Flagstaff, AZ (ACE)	164	328	100.3%
2.	U Club on Frey Phase II-Kennesaw, GA	102	408	100.0%
3.	Plaza on University-Orlando, FL	364	1,313	99.7%
4.	U Centre at Northgate-College Station, TX (ACE)	196	784	99.5%
5.	University Walk-Knoxville, TN[1]	177	526	98.9%
6.	Merwick Stanworth Phase I-Princeton, NJ (ACE)[2]	127	214	73.8%
	Subtotal - 2014 Development Deliveries	**1,130**	**3,573**	**98.1%**
	Total - New Wholly-owned Properties	**1,879**	**5,656**	**98.6%**
	Total - Wholly-owned Properties	**30,265**	**93,909**	**97.5%**

1. Property completed construction in August 2014 and is subject to a pre-sale agreement. The company anticipates closing on the purchase of this property during the fourth quarter 2014.
2. Property is leased under the University on-campus assignment process and consists of faculty and staff housing. Unlike student housing communities, this property is expected to stabilize during the first academic session.

AMERICAN CAMPUS COMMUNITIES | 12

OWNED DEVELOPMENT UPDATE
$ in thousands

AMERICAN CAMPUS COMMUNITIES

RECENTLY COMPLETED PROJECTS

Project	Project Type	Location	Primary University Served	Units	Beds	Total Project Cost	Opened for Occupancy
Merwick Stanworth Phase I	ACE	Princeton, NJ	Princeton University	127	214	$ 31,700 [1]	June 2014[1]
The Plaza on University	Off-campus	Orlando, FL	University of Central Florida	364	1,313	112,900	August 2014
U Club on Frey Phase II	Off-campus	Kennesaw, GA	Kennesaw State University	102	408	24,700	August 2014
U Centre at Northgate	ACE	College Station, TX	Texas A&M University	196	784	36,800	August 2014
The Suites Phase II	ACE	Flagstaff, AZ	Northern Arizona University	164	328	18,300	August 2014
University Walk[2]	Pre-Sale	Knoxville, TN	University of Tennessee	177	526	34,500	August 2014
				1,130	**3,573**	**$ 258,900**	

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION

Project	Project Type	Location	Primary University Served	Units	Beds	Estimated Project Cost	As of September 30, 2014 CIP[3]	Land and Other[4]	Total Costs Incurred	% Complete[5]	Scheduled Completion
The Summit at University City	ACE	Philadelphia, PA	Drexel University	351	1,316	$ 170,700	$ 74,927	$ 212	$ 75,139	51%	September 2015
2125 Franklin	Off-campus	Eugene, OR	University of Oregon	192	734	64,600	25,122	8,483	33,605	45%	September 2015
160 Ross	Off-campus	Auburn, AL	Auburn University	182	642	41,300	12,787	3,068	15,855	34%	August 2015
U Club on Woodward Phase II	Off-campus	Tallahassee, FL	Florida State University	124	496	37,100	6,792	9,825	16,617	28%	August 2015
			SUBTOTAL - 2015 DELIVERIES	**849**	**3,188**	**$ 313,700**	**$ 119,628**	**$ 21,588**	**$ 141,216**		

OWNED DEVELOPMENT PIPELINE[6] [7]

Project	Project Type	Location	Primary University Served	Anticipated Commencement	Approx. Targeted Beds	Estimated Project Cost[8]	Targeted Completion
Boulder, CO Development[9]	Off-campus	Boulder, CO	University of Colorado	Q4 2014	400	$ 51,600	August 2016
USC Health Sciences Campus	ACE	Los Angeles, CA	University of Southern California	Q4 2014	460	49,000	August 2016
Merwick Stanworth Phase II	ACE	Princeton, NJ	Princeton University	Q1 2015	379	44,600 [1]	2016[1]
Butler University	ACE	Indianapolis, IN	Butler University	Q1 2015	632	TBD	Fall 2016
Carbondale Development	Off-campus	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
					2,521	**$ 177,300**	

1. This community serves faculty and staff members of Princeton University and, unlike student housing communities, this property is expected to stabilize during the first academic session. $2.1 million included in the original estimated project costs previously disclosed for Phase I of this project are now being allocated to Phase II.
2. The company previously provided mezzanine financing to a private developer and was obligated to purchase the property once construction was completed and certain closing conditions were met. The property opened for operations in August 2014 and the company anticipates closing on the purchase of the property in the fourth quarter 2014. As of September 30, 2014, the company is including this property in its consolidated financial statements. Therefore, as of September 30, 2014, the company has included the following amounts in its consolidated balance sheet: land of $4.1 million, building and improvements of $26.0 million, furniture, fixtures, and equipment of $2.0 million, and construction loan payable of $17.4 million.
3. The total construction in progress ("CIP") balance above excludes $12.4 million related to ongoing renovation projects at operating properties.
4. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc.
5. Based on costs incurred under the general construction contract as of September 30, 2014.
6. Does not include undeveloped land parcels in 5 university markets totaling $38.4 million.
7. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
8. Estimated project costs include land and other predevelopment costs of $19.2 million incurred as of September 30, 2014 for owned development pipeline projects.
9. In January 2014, the company purchased this site containing an existing hotel. The seller is operating the hotel until the fourth quarter 2014, at which point the hotel will be demolished and construction on a new student housing facility will commence.

AMERICAN CAMPUS COMMUNITIES | 13

THIRD-PARTY DEVELOPMENT UPDATE
$ in thousands

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2014	2013	$ Change	2014	2013	$ Change
Development services revenue	$ 1,856	$ 622	$ 1,234	$ 3,624	$ 1,656	$ 1,968
% of total revenue	1.0%	0.4%		0.7%	0.3%	

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University Served	Units	Beds	Total Fees	Completed
College Park[1]	Morgantown, WV	West Virginia University	224	567	$ 2,374	August 2014
Northern Arizona University[2]	Flagstaff, AZ	Northern Arizona University	n/a	n/a	600	September 2014
			224	**567**	**$ 2,974**	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of September 30, 2014	Fees Earned in Current Year	Remaining Fees as of September 30, 2014	Scheduled Completion
Lakeside Graduate Community	Princeton, NJ	Princeton University	329	715	$ 3,200	$ 2,688	$ 640	$ 512	Q4 2014/Q1 2015[3]
Honors Academic Village	Toledo, OH	University of Toledo	153	492	2,110	1,241	1,241	869	August 2015
Momentum Village	Corpus Christi, TX	Texas A&M University - Corpus Christi	124	482	1,500	906	906	594	August 2015
			606	**1,689**	**$ 6,810**	**$ 4,835**	**$ 2,787**	**$ 1,975**	

1. In July 2013, the company entered into long-term ground and facility leases with the University to finance, construct, and manage this on-campus participating property. Under the terms of the leases, title to the constructed facility will be held by the University/lessor and the University will receive 50% of defined net cash flows on an annual basis through the term of the leases. Similar to our other on-campus participating properties, we view the economic benefit of such properties as limited to the development/construction management fees, property management fees, and the 50% share of net cash flow that we receive. As such, for purposes of calculating FFOM, we are recognizing the fees received for this project similar to other third-party development projects.
2. This project consists of a student and academic services facility to be located on the University campus. Under the terms of the Preconstruction Services Agreement, we performed various predevelopment activities for which we received a fee of $0.6 million. The University now self-manages the remaining development activities for this facility.
3. This project will be delivered in phases from the fourth quarter 2014 to the first quarter 2015.

AMERICAN CAMPUS COMMUNITIES | 14

# MANAGEMENT SERVICES UPDATE
$ in thousands

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2014	2013	$ Change	2014	2013	$ Change
Management services revenue	$ 1,769	$ 1,792	$ (23)	$ 5,751	$ 5,425	$ 326
% of total revenue	1.0%	1.1%		1.1%	1.1%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	Primary University Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
Southern University at New Orleans	New Orleans, LA	Southern University at New Orleans	698	$ 150	June 2014
University Courtyard	Temple, TX	Temple College	280	60	July 2014
University Village Phase V	Richardson, TX	The University of Texas at Dallas	600	110	August 2014
Lakeside Graduate Community	Princeton, NJ	Princeton University	715	180	Q4 2014 / Q1 2015[2]
45 Mann[3]	Ottawa, Canada	University of Ottawa	355	120	July 2015
Honors Academic Village	Toledo, OH	University of Toledo	492	200	August 2015
Momentum Village	Corpus Christi, TX	Texas A&M University - Corpus Christi	482	150	August 2015
			3,622	**$ 970**	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. This project will be delivered in phases from the fourth quarter 2014 to the first quarter 2015.
3. We will earn a fee during the construction phase of this property for services related to the initial lease-up and operations, which we anticipate will begin in July 2015. We do not expect the stabilized annual management fee to be earned upon completion of construction and commencement of operations to be materially different from the fee earned during the construction period.

AMERICAN CAMPUS COMMUNITIES | 15

AMERICAN CAMPUS COMMUNITIES | CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2014 Total Debt1 2,864$ Total Equity Market Value23,901 Total Market Capitalization6,765$ Debt to Total Market Capitalization42.3%Net Debt to EBITDA7.6xTotal Asset Value36,442$ Unencumbered Asset Value4,031$ Unencumbered Asset Value to Total Asset Value62.6%RequirementCurrent RatioTotal Debt to Total Asset Value≤ 60%44.4%Secured Debt to Total Asset Value≤ 40%20.6%Unencumbered Asset Value to Unsecured Debt> 150%262.0%2011Interest Coverage4> 1.5x3.3x20122013Principal OutstandingWeighted Average Interest RateAverage Term To Maturity2015Fixed Rate Mortgage Loans1,150$ 5.2%54.1 Yrs2016Variable Rate Construction Loans62 2.0%0.8 Yrs2017Unsecured Revolving Credit Facility 139 1.7%3.4 Yrs2018+Unsecured Term Loans600 2.1%3.2 YrsUnsecured Notes800 4.0%9.2 YrsOn-Campus Participating Properties113 5.2%16.8 YrsTotal/Weighted Average2,864$ 4.0%5.7 YrsMarket Capitalization & Unsecured Notes CovenantsDebt Maturity Schedule$21$215$188$118$165$61 $295$65$22$62$139 $350$250$31$82$800 $0$100$200$300$400$500$600$700$800$9002014201520162017201820192020202120222023+Fixed Rate Mortgage LoansVariable Rate Construction LoansUnsecured Revolving Credit FacilityUnsecured Term LoansOn-Campus Participating PropertiesUnsecured NotesCAPITAL STRUCTURE AS OF SEPTEMBER 30, 2014 $ in millions, except share and per share data Note – refer to the Definitions outlined on pages 17 and 18 for detailed definitions of terms appearing on this page. 1.Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $62.9 million and the unamortized original issue discount on unsecured notes of $1.7 million. 2.Based on share price of $36.45 and fully diluted share count of 107,020,059 as of September 30, 2014. Assumes conversion of 1,322,578 common and preferred Operating Partnership units and 611,245 unvested restricted stock awards. 3.Excludes accumulated depreciation of $719.3 million and receivables and intangible assets, net of accumulated amortization, of $30.7 million. 4.Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $373.7 million and $113.8 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $15.5 million and $6.9 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $8.6 million of interest capitalized for GAAP purposes and excludes $13.0 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions. 5.Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.0%. 16 Total Debt 2.7% 5.0% 5.9% 3.2% 3.1% 1.7% 5.6% 5.3% 4.1% 4.2% Fixed Rate Mortgage Loans 5.0% 5.2% 5.9% 5.8% 4.2% - 5.6% 5.4% 4.1% 4.9% Weighted Average Interest Rate Of Debt Maturing Each Year

AMERICAN CAMPUS COMMUNITIES | DEFINITIONS 17 ACEThe company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to finance, construct, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements.Adjusted EBITDA*EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense*Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. CashCash and cash equivalents, determined on a consolidated basis in accordance with GAAP.Design BedsTotal beds based on the original property design, generally as specified in the construction documents.EBITDA*Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non-cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith.Funds from Operations (“FFO”)Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges.FFO Modified (“FFOM”)FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties.GAAPAccounting principles generally accepted in the United States of America.Interest Coverage*Adjusted EBITDA / Adjusted Interest Expense. Interest Expense*Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; (iii) the change in accrued interest during the period presented; and (iv) interest expense associated with properties classified within discontinued operations, as adjusted for the items previously mentioned.Net Debt*Total Debt less Cash.* These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios.

DEFINITIONS, CONTINUED

Net Debt to EBITDA*	Net Debt divided by Adjusted EBITDA.
Net Operating Income "NOI"	Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses.
On-campus Participating Properties	A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease.
Physical Occupancy	Occupied beds, including staff accommodations, divided by Design Beds.
Rentable Beds	Design beds less beds used by on-site staff.
Secured Debt*	The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement.
Total Asset Value*	Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP.
Total Debt*	Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions.
Total Equity Market Value	Fully diluted common shares times the company's stock price at period-end.
Unencumbered Asset Value*	The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures.
Unsecured Debt*	The portion of Total Debt that is not Secured Debt.

* These definitions are provided for purposes of calculating the company's bond covenants and other key ratios.

AMERICAN CAMPUS COMMUNITIES | 18

INVESTOR INFORMATION

Executive Management

Bill Bayless	Chief Executive Officer
Jim Hopke	Chief Operating Officer
Jon Graf	Chief Financial Officer
William Talbot	Chief Investment Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Vincent Chao/ Mike Husseini	Deutsche Bank Securities, Inc.	(212) 250-6799/ (212) 250-7703	vincent.chao@db.com/ mike.husseini@db.com
Andrew Rosivach / Jeff Pehl	Goldman Sachs	(212) 902-2796 / (212) 357-4474	andrew.rosivach@gs.com / jeffrey.pehl@gs.com
Dave Bragg / Ryan Burke	Green Street Advisors	(949) 640-8780 / (949) 640-8780	dbragg@greenst.com / rburke@greenst.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Derek Bower	ISI Group Inc.	(212) 446-9462 / (212) 888-3842	ssakwa@isigrp.com / dbower@isigrp.com
Anthony Paolone / Emil Shalmiyev	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6615	anthony.paolone@jpmorgan.com / emil.shalmiyev@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Ryan Meliker / Jonathan Petersen	MLV & Co	(212) 542-5872 / (646) 556-9185	rmeliker@mlvco.com / jpetersen@mlvco.com
Alexander Goldfarb / Andrew Schaffer	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8062	agoldfarb@sandleroneill.com / aschaffer@sandleroneill.com
Ross Nussbaum / Nick Yulico	UBS Investment Research	(212) 713-2484 / (212) 713-3402	ross.nussbaum@ubs.com / nick.yulico@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Ryan Dennison
VP, Investor Relations
(512) 732-1000
rdennison@americancampus.com



AMERICAN CAMPUS COMMUNITIES | 19

AMERICAN CAMPUS COMMUNITIES | FORWARD-LOOKING STATEMENTS In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.